Exhibit 32.2
CERTIFICATION UNDER SECTION 906
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of NexImmune, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge that:
The Quarterly Report for the period ended June 30, 2024 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2024	By:	/s/ Albert N. Marchio II
Albert N. Marchio II
Interim Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)